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                               CMG SMALL CAP FUND
                         A PORTFOLIO OF CMG FUND TRUST

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                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMG Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

      This Statement of Additional Information contains information relating to CMG Fund Trust (the "Trust") and a portfolio of the Trust, CMG Small Cap Fund,
(the "Fund").

      This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 1, 2004 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

      The Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

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
DESCRIPTION OF THE FUND.....................................................      2
MANAGEMENT..................................................................      9
INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES.......................     21
PORTFOLIO TRANSACTIONS......................................................     23
CAPITAL STOCK AND OTHER SECURITIES..........................................     26
PURCHASE, REDEMPTION AND PRICING OF SHARES..................................     27
CUSTODIAN...................................................................     29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................     29
TAXES 30
FINANCIAL STATEMENTS........................................................     34
APPENDIX I..................................................................     35
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                   December 1, 2004, as revised July 12, 2005

SUP-39/88256-0705
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                             DESCRIPTION OF THE FUND

      The Trust is an Oregon business Trust established under a Restated
Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG
Core Bond Fund, CMG International Bond Fund, CMG Strategic Equity Fund, CMG
Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Index
Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value
Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value
Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and
Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short
Term Bond Fund. With the exception of the International Bond Fund, Mortgage and
Asset-Backed Securities Fund, and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management
Advisors, Inc. (the "Advisor"). See the section entitled "INVESTMENT ADVISORY
AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.

     It is expected that, subject to shareholder approval, the Fund will be reorganized as a series of a Massachusetts business trust.

INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

      To achieve its investment objective, the Fund will generally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or securities convertible into common stock of companies with market capitalizations, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S.
stocks with small market capitalization. As of January 31, 2004, under the above definition, companies with a market capitalization of $2.6 billion or less would be considered small cap. The Fund may, however, invest from time to time up to 20% of the value of its total assets in the securities of larger companies when the Advisor believes these securities offer capital appreciation potential that is generally comparable to small cap securities.

      Under normal conditions, the Fund will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Fund may invest is set forth below.

Options and Financial Futures Transactions

      The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices.
Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right

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to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

      The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

      The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The
Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

      The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

      Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S.
government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission ("SEC") rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

      The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and

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movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and
(d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Securities

      The Fund may invest up to one-third of its total assets in foreign equity securities, American Depositary Receipts ("ADRs") and Global Depositary Receipts
("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

      The Fund will limit its foreign investments to developed countries.

      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADrs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADrs.
GDRs are not necessarily denominated in the currency of the underlying security.
While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds' ability to invest in emerging market securities.

      FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of a Fund's assets to the extent it is invested in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the United States.
Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.

      In addition, additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another.
Increased custodian costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

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Repurchase Agreements

      The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to procedures adopted by the Advisor. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities

      No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

      The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

      The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners,

                                       5
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generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders.
Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the
Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies

      The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a fundamental policy not to invest more than 10% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments

      When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

Loan Transactions

      Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of the Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations.
The purpose of a qualified lending transaction is to afford the Fund the

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opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

      It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, (U.S. Treasury bills or notes), or an irrevocable letter of credit;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Technology Sector

      The Fund may invest a significant portion of their assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by the Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

INVESTMENT RESTRICTIONS

      The following is a list of investment restrictions applicable to the Fund.
If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:

      1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 13.

      2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of its total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in

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securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment Trusts.
This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities.
This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

      4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

      6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

      7. Issue senior securities, bonds, or debentures.

      8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended ("1933 Act").

      9. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

      10. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

      11. Invest in companies for the purpose of exercising control or management.

      12. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.

      13. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

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The Fund may not:

      1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See
"DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUND" for a complete discussion of illiquid securities.

The Fund's Trustees have approved, subject to shareholder approval at a shareholder meeting expected to be held in 2005, the replacement of the Fund's current fundamental investment restrictions with the following standardized fundamental investment restrictions:

PROPOSED FUNDAMENTAL RESTRICTIONS

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.
2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities.
         This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S.
         Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940
         Act, the rules and regulations thereunder and any applicable exemptive relief.
5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and
         (b) the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940
         Act, the rules and regulations thereunder, or any applicable exemptive relief.

                                   MANAGEMENT

      The Trust is managed under the general supervision of the Trustees of the Trust, which has responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.

      Columbia Management Advisors, Inc. (the "Advisor"), located at 100 Federal
Street, Boston, Massachusetts 02110, is the Fund's investment advisor. The
Advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective
April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America
Corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1969.

      The "Columbia Funds Complex" (or "Fund Complex") consists of the following funds:

      The series of Columbia Funds Trust I, the series of Columbia Funds Trust
      II, the series of Columbia Funds Trust III, the series of Columbia Funds
      Trust IV, the series of Columbia Funds Trust V, the series of Columbia
      Funds Trust VI, the series of Columbia Funds Trust VII, the series of
      Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the "Liberty Funds").

      The series of Columbia Funds Trust VIII, the series of Columbia Funds
      Trust IX, the series of Columbia Funds Trust XI, the series of Stein Roe
      Variable Investment Trust ((the "Stein Roe Funds").

      Two closed-end management investment company portfolios named Liberty
      All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star
      Funds").

      Columbia Management Multi-Strategy Hedge Fund, LLC.

      Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia
      Daily Income Company, Columbia Fixed Income Securities Fund, Inc.,
      Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia
      International Stock Fund, Inc., Columbia National Municipal Bond Fund,
      Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate
      Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap
      Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic

                                       9
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      Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of the
      Trust (the "Columbia Funds").

      The series of The Galaxy Funds (the "Galaxy Funds").

      The series of Columbia Acorn Trust and the series of Wanger Advisors Trust
      (the "Acorn Funds" and "WAT Funds," respectively).

Trustees and Officers

DISINTERESTED TRUSTEES:

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
                                                                                       NUMBER OF
                                          TERM OF                                     PORTFOLIOS
                                        OFFICE AND                                      IN FUND                OTHER
                         POSITION(S)     LENGTH OF              PRINCIPAL               COMPLEX            DIRECTORSHIPS
     NAME, ADDRESS        HELD WITH        TIME               OCCUPATION(S)           OVERSEEN BY             HELD BY
        AND AGE             FUND        SERVED (1)         DURING PAST 5 YEARS         TRUSTEE(1)             TRUSTEE
-----------------------  -----------    ----------     ----------------------------   -----------      ----------------------
Douglas A. Hacker          Trustee      Since 1996     Executive Vice President -         118          Orbitz, Inc. (on-line
(Age 48)                                               Strategy of United Airlines                     travel company)
P.O. Box 66100                                         (airline) since December,
Chicago, IL 60666                                      2002 (formerly President of
                                                       UAL Loyalty Services
                                                       (airline) from September,
                                                       2001 to December, 2002;
                                                       Executive Vice President and
                                                       Chief Financial Officer of
                                                       United Airlines from March,
                                                       1999 to September, 2001;
                                                       Senior Vice President-Finance
                                                       from March, 1993 to July,
                                                       1999).

Janet Langford Kelly       Trustee      Since 1996     Private Investor since             118                  None
(Age 46)                                               March, 2004 (formerly Chief
9534 W. Gull Lake Drive                                Administrative Officer and
Richland, MI 49083-8530                                Senior Vice President, Kmart
                                                       Holding Corporation
                                                       (consumer goods), from
                                                       September, 2003 to March,
                                                       2004; Executive Vice
                                                       President-Corporate
                                                       Development and
                                                       Administration, General
                                                       Counsel and Secretary,
                                                       Kellogg Company (food
                                                       manufacturer), from
                                                       September, 1999 to August,
                                                       2003; Senior Vice President,
                                                       Secretary and General
                                                       Counsel, Sara Lee
                                                       Corporation (branded,
                                                       packaged, consumer-products
                                                       manufacturer) from January,
                                                       1995 to September, 1999).

Richard W. Lowry           Trustee      Since 1995     Private Investor since           120(3)                 None
(Age 68)                                               August, 1987 (formerly
10701 Charleston Drive                                 Chairman and Chief Executive
Vero Beach, FL 32963                                   Officer, U.S. Plywood
                                                       Corporation (building
                                                       products manufacturer))

                                                                                       NUMBER OF
                                          TERM OF                                     PORTFOLIOS
                                        OFFICE AND                                      IN FUND               OTHER
                         POSITION(S)     LENGTH OF             PRINCIPAL                COMPLEX           DIRECTORSHIPS
     NAME, ADDRESS        HELD WITH        TIME               OCCUPATION(S)           OVERSEEN BY            HELD BY
        AND AGE             FUND        SERVED (1)         DURING PAST 5 YEARS         TRUSTEE(1)            TRUSTEE
-----------------------  -----------    ----------     ----------------------------   -----------      ----------------------
Charles R. Nelson          Trustee      Since 1981     Professor of Economics,            118                  None
(Age 62)                                               University of Washington,
Department of Economics                                since January, 1976; Ford
University of Washington                               and Louisa Van Voorhis
Seattle, WA 98195                                      Professor of Political
                                                       Economy, University of
                                                       Washington, since September,
                                                       1993 (formerly Director,
                                                       Institute for Economic
                                                       Research, University of
                                                       Washington from September,
                                                       2001 to June, 2003) Adjunct
                                                       Professor of Statistics,
                                                       University of Washington,
                                                       since September, 1980;
                                                       Associate Editor, Journal of
                                                       Money Credit and Banking,
                                                       since September, 1993;
                                                       consultant on econometric
                                                       and statistical matters.

John J. Neuhauser          Trustee      Since 1985     Academic Vice President and        121(3,4)     Saucony, Inc.(athletic
(Age 61)                                               Dean of Faculties since                         footwear)
84 College Road                                        August, 1999, Boston College
Chestnut Hill, MA                                      (formerly Dean, Boston
02467-3838                                             College School of Management
                                                       from September, 1977 to
                                                       September, 1999).

Patrick J. Simpson         Trustee      Since 2000     Partner, Perkins Coie LLP.         118                  None
(Age 60)                                               (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel          Trustee      Since 1998     Business Consultant since          118                  None
(Age 68)                                               1999 (formerly Professor of
2208 Tawny Woods Place                                 Finance from 1975 to 1999,
Boise, ID 83706                                        College of Business, Boise
                                                       State University); Chartered
                                                       Financial Analyst.

Thomas C. Theobald       Trustee and    Since 1996     Partner and Senior Advisor,        118          Anixter International
(Age 67)(5)              Chairman of                   Chicago Growth Partners                         (network support
303 W. Madison           the Board                     (private equity investing)                      equipment
Suite 2500                                             since September, 2004                           distributor); Ventas,
Chicago, IL 60606                                      (formerly Managing Director,                    Inc. (real estate
                                                       William Blair Capital                           investment trust);
                                                       Partners (private equity                        Jones Lang LaSalle
                                                       investing) from September,                      (real estate
                                                       1994 to September, 2004).                       management services)
                                                                                                       and Ambac Financial
                                                                                                       Group (financial
                                                                                                       insurance underwriter)

                                                                                          NUMBER OF
                                             TERM OF                                     PORTFOLIOS
                                           OFFICE AND                                      IN FUND               OTHER
                            POSITION(S)     LENGTH OF             PRINCIPAL                COMPLEX           DIRECTORSHIPS
     NAME, ADDRESS           HELD WITH        TIME               OCCUPATION(S)           OVERSEEN BY            HELD BY
        AND AGE                FUND        SERVED (1)         DURING PAST 5 YEARS         TRUSTEE(1)            TRUSTEE
-----------------------     -----------    ----------     ----------------------------   -----------      ----------------------
Anne-Lee Verville (Age 59)    Trustee      Since 1998     Retired since 1997                119(4)        Chairman of the Board
359 Stickney Hill Road                                    (formerly General                               of Directors, Enesco
Hopkinton, NH 03229                                       Manager, Global                                 Group, Inc. (designer,
                                                          Education Industry,                             importer and
                                                          IBM Corporation                                 distributor of
                                                          (computer and                                   giftware and
                                                          technology) from 1994                           collectibles)
                                                          to 1997).

Richard L. Woolworth          Trustee      Since 1991     Retired since December 2003       118           Northwest Natural Gas
(Age 63)                                                  (formerly Chairman and Chief                    Co. (natural gas
100 S.W. Market Street                                    Executive Officer, The                          service provider)
#1500                                                     Regence Group (regional
Portland, OR 97207                                        health insurer); Chairman
                                                          and Chief Executive Officer,
                                                          BlueCross BlueShield of
                                                          Oregon; Certified Public
                                                          Accountant, Arthur Young &
                                                          Company)

      INTERESTED TRUSTEES:

                                                                                          NUMBER OF
                                             TERM OF                                     PORTFOLIOS
                                           OFFICE AND                                      IN FUND               OTHER
                            POSITION(S)     LENGTH OF             PRINCIPAL                COMPLEX           DIRECTORSHIPS
     NAME, ADDRESS           HELD WITH        TIME               OCCUPATION(S)           OVERSEEN BY            HELD BY
        AND AGE                FUNDS       SERVED (1)         DURING PAST 5 YEARS         TRUSTEE(1)            TRUSTEE
-----------------------     -----------    ----------     ----------------------------   -----------      ----------------------
William E. Mayer(2)           Trustee      Since 1994     Managing Partner, Park           120(3)         Lee Enterprises (print
(Age 64)                                                  Avenue Equity Partners                          media), WR Hambrecht +
399 Park Avenue                                           (private equity) since                          Co. (financial service
Suite 3204                                                February, 1999 (formerly                        provider); First
New York, NY 10022                                        Founding Partner,                               Health (healthcare);
                                                          Development Capital LLC from                    Reader's Digest
                                                          November 1996 to February,                      (publishing);
                                                          1999).                                          OPENFIELD Solutions
                                                                                                          (retail industry
                                                                                                          technology provider)

(1) As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

      PRINCIPAL OFFICERS:

                                                         TERM OF
                                 POSITION(S)           OFFICE AND                           PRINCIPAL
    NAME, ADDRESS                 HELD WITH             LENGTH OF                         OCCUPATION(S)
       AND AGE                       FUND              TIME SERVED                     DURING PAST 5 YEARS
       -------                       ----              -----------                     -------------------
Christopher L. Wilson             President            Since 2004     President of the Columbia Funds, Liberty Funds and
(Age 47)                                                              Stein Roe Funds since October, 2004 (formerly
One Financial Center                                                  President and Chief Executive Officer, CDCIXIS
Boston, MA 02111                                                      Asset Management Services, Inc. from September,
                                                                      1998 to August, 2004).

J. Kevin Connaughton              Treasurer            Since 2000     Treasurer of the Columbia Funds since October, 2003
(Age 39)                                                              and of the Liberty Funds, Stein Roe Funds and All-
One Financial Center                                                  Star Funds since December, 2000; Vice President of the
Boston, MA 02111                                                      Advisor since April, 2003 (formerly President of the
                                                                      Columbia Funds, Liberty Funds and Stein Roe Funds
                                                                      from February, 2004 to October, 2004; Chief
                                                                      Accounting Officer and Controller of the Liberty
                                                                      Funds and of the All-Star Funds from February, 1998
                                                                      to October, 2000); Treasurer of the Galaxy Funds since
                                                                      September, 2002; Treasurer, Columbia Management
                                                                      Multi-Strategy Hedge Fund, LLC since December,
                                                                      2002 (formerly Vice President of Colonial
                                                                      Management Associates, Inc. from February, 1998 to
                                                                      October, 2000).

Mary Joan Hoene                  Senior Vice           Since 2004     Senior Vice President and Chief Compliance Officer of
(Age 54)                     President and Chief                      the Columbia Funds, Liberty Funds and Stein Roe
40 West 57th Street           Compliance Officer                      Funds since August, 2004; Chief Compliance Officer
New York, NY 10019                                                    of the All-Star Funds since August, 2004 (formerly
                                                                      Partner, Carter, Ledyard & Milburn LLP from January,
                                                                      2001 to August, 2004; Counsel, Carter, Ledyard & Milburn
                                                                      LLP from November, 1999 to December, 2000; Vice
                                                                      President and Counsel, Equitable Life Assurance Society
                                                                      of the United States from April, 1998 to November,
                                                                      1999).

Michael G. Clarke              Chief Accounting        Since 2004     Chief Accounting Officer of the Columbia Funds,
(Age 34)                           Officer                            Liberty Funds, Stein Roe Funds and All-Star Funds
One Financial Center                                                  since October, 2004 (formerly Controller of the
Boston, MA 02111                                                      Columbia Funds, Liberty Funds, Stein Roe Funds and
                                                                      All-Star Funds from May, 2004 to October, 2004;
                                                                      Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                                      President, Product Strategy & Development of the Liberty
                                                                      Funds and Stein Roe Funds from February, 2001 to June,
                                                                      2002; Assistant Treasurer of the Liberty Funds, Stein
                                                                      Roe Funds and the All-Star Funds from August, 1999 to
                                                                      February, 2001; Audit Manager, Deloitte & Touche LLP
                                                                      from May, 1997 to August, 1999).

Jeffrey R. Coleman                Controller           Since 2004     Controller of the Columbia Funds, Liberty Funds,
(Age 34)                                                              Stein Roe Funds and All-Star Funds since October,
One Financial Center                                                  2004 (formerly Vice President of CDCIXIS Asset
Boston, MA 02111                                                      Management Services, Inc. and Deputy Treasurer of
                                                                      the CDC Nvest Funds and Loomis Sayles Funds from
                                                                      February, 2003 to September, 2004; Assistant Vice
                                                                      President of CDCIXIS Asset Management Services, Inc.
                                                                      and Assistant Treasurer of the CDC Nvest Funds from
                                                                      August, 2000 to February, 2003; Tax Manager of PFPC,
                                                                      Inc. from November, 1996 to August, 2000).

                                                         TERM OF
                                 POSITION(S)           OFFICE AND                           PRINCIPAL
    NAME, ADDRESS                 HELD WITH             LENGTH OF                         OCCUPATION(S)
       AND AGE                       FUND              TIME SERVED                     DURING PAST 5 YEARS
       -------                       ----              -----------                     -------------------
David A. Rozenson (Age 50)       Secretary             Since 2003     Secretary of the Columbia Funds, Liberty Funds, Stein
One Financial Center                                                  Roe Funds and All-Star Funds since December, 2003;
Boston, MA 02111                                                      Senior Counsel, Bank of America Corporation
                                                                      (formerly FleetBoston Financial Corporation) since
                                                                      January, 1996; Associate General Counsel, Columbia
                                                                      Management Group since November, 2002.

Board of Trustees

      The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Fund. The Trust hires other parties who are responsible for the day-to-day operations of the Fund, such as the Advisor, transfer agent and custodian. The Trustees meet four times a year to review the Fund's activities. In addition, the Trustees meet once a year for a general industry update and continuing education meeting. The Trustees have created several committees to perform specific functions for the Fund.

AUDIT COMMITTEE

      Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Fund. Prior to October 7, 2003, Messrs. Woolworth, Simpson, Nelson and Mr. James C. George were members of the Audit Committee of the Board of Trustees of the Fund. Mr. George resigned from the Board of Trustees of the Fund on October 7, 2003. Messrs. Simpson and Nelson have assumed other committee responsibilities. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund and certain service providers. For the fiscal year ended July 31, 2004, the Audit Committee convened nine times.

GOVERNANCE COMMITTEE

      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. Prior to October 7, 2003, the Fund did not have a Governance Committee. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustees positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended July 31, 2004, the Governance Committee convened four times.

ADVISORY FEES & EXPENSES COMMITTEE

      Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. Prior to October 7, 2003, the Fund did not have an Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2004, the Advisory Fees & Expenses Committee convened five times.

COMPLIANCE COMMITTEE

      Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2004, the Compliance Committee convened five times.

INVESTMENT OVERSIGHT COMMITTEES

      Beginning in 2004, each Trustee of the Fund also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the funds attend IOC meetings from time to time to assist each IOC in its review of the funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds that they review:

      IOC# 1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

      IOC# 2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

      IOC# 3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

      IOC# 4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories:
                  Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

For the fiscal year ended July 31, 2004, each IOC convened two times.

     The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2003 of (i) the Fund and (ii) all of the funds in the Fund Complex

DISINTERESTED TRUSTEES:

                                               DOUGLAS A.     JANET LANGFORD        RICHARD W.
            NAME OF FUND                        HACKER            KELLY               LOWRY
-----------------------------------     -------------------  -----------------  --------------
CMG Small Cap Fund                          None              None               None
AGGREGATE DOLLAR RANGE OF EQUITY
  SECURITIES OWNED IN ALL FUNDS
  OVERSEEN BY TRUSTEE IN FUND
  COMPLEX:                                  OVER $100,000     OVER $100,000      OVER $100,000

                                             DR. CHARLES R.
          NAME OF FUND                           NELSON            JOHN J. NEUHAUSER
-----------------------------------     --------------------  ----------------------
CMG Small Cap Fund                           None                  None
AGGREGATE DOLLAR RANGE OF EQUITY
  SECURITIES OWNED IN ALL FUNDS
  OVERSEEN BY TRUSTEE IN FUND
  COMPLEX:                                   OVER $100,000         OVER $100,000

                                               PATRICK J.
         NAME OF FUND                           SIMPSON             THOMAS E. STITZEL
-----------------------------------     --------------------  ------------------------
CMG Small Cap Fund                          None                     None
AGGREGATE DOLLAR RANGE OF EQUITY
  SECURITIES OWNED IN ALL FUNDS
  OVERSEEN BY TRUSTEE IN FUND
  COMPLEX:                                  $50,001-$100,000         $50,001-$100,000

                                               THOMAS C.            ANNE-LEE       RICHARD W.
         NAME OF FUND                          THEOBALD            VERVILLE(1)     WOOLWORTH
-----------------------------------     --------------------  -----------------  ------------
CMG Small Cap Fund                          None                   None          None
AGGREGATE DOLLAR RANGE OF EQUITY
  SECURITIES OWNED IN ALL FUNDS
  OVERSEEN BY TRUSTEE IN FUND
  COMPLEX:                                  OVER $100,000          $0            OVER $100,000

INTERESTED TRUSTEES:

                NAME OF FUND                              WILLIAM E. MAYER
--------------------------------------------              -----------------
CMG Small Cap Fund                                        None
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
  OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN
  FUND COMPLEX:                                           $50,001-$100,000

(1) Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

As of December 31, 2003, none of the disinterested Trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

      The Fund has entered into a separate investment advisory contract with the Advisor. The existing contract for the Fund was considered and approved by the Board and the disinterested Trustees at in-person meetings held on May 12, 2004 and October 13, 2004. The investment advisory contract is subject to annual approval of the Trustees, including a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

            - The nature and quality of services provided to the Fund's shareholders,

            -     The profitability of the advisory contract for the Advisor,

            - Fall -out benefits realized by the Advisor from services as advisor to the Fund,

            -     A comparison of fee structures with other mutual funds, and

            - The existence of economies of scale with respect to the provision of investment advice to the Fund.

      In reviewing the quality of services provided by the Adviser, the Board reviewed the performance and expense rankings of the Fund as compared to its peers, based upon information compiled by Lipper, Inc. The Board reviewed the following information: (1) total expense rankings within the Fund's expense group, (2) actual management fee rankings of the Fund within its expense group,
(3) contractual management fee rankings of the Fund within its expense group and
(4) performance rankings within the Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the Board reviewed data for the Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for the Fund, and the Fund received a satisfactory ranking by the Board.

      The Trustees also reviewed data related to the profitability of the Advisor with respect to its contract with each of the funds in the Trust. The Trustees considered the additional benefits to the Advisor as a result of its relationship with the funds in the Trust. The Trustees also considered the benefits to affiliates of the Advisor as the result of its management of the funds in the Trust.

      After considering these and other factors, and the Fund's specific circumstances, the Trustees concluded that the Fund's advisory contract with the Advisor was reasonable for the Fund and in the best interests of shareholders. During their deliberation, the Trustees requested from the Advisor all information reasonably necessary for the Trustees to evaluate the advisory contract for the Funds. The disinterested Trustees were also assisted by, and met separately with, their independent counsel.

      See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor and the Fund's investment advisory contract.

Trustee Compensation

      The Trustees serve as directors/Trustees of all open-end funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and Committee chairs receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. The Audit Committee chair receives an annual retainer of

$10,000 and receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the funds in the Trust based on each fund's relative net assets and one-third of the fees is divided equally among the funds in the Trust.

      The following table sets forth the compensation earned by Trustees of the Fund for the fiscal year ended July 31, 2004. No officer of the Fund received any compensation from the Fund in 2003. The Trust does not currently provide pension or retirement plan benefits to the Trustees.

DISINTERESTED TRUSTEES

                               AGGREGATE COMPENSATION    TOTAL COMPENSATION FROM
       TRUSTEE                         FROM FUND              FUND COMPLEX
--------------------------     -----------------------   -----------------------
Douglas A. Hacker(2)                   $ 1,309                 $ 125,500
Janet Langford Kelly(2)                $ 1,315                 $ 125,500
Richard W. Lowry(2)                    $ 1,289                 $ 115,750
Charles R. Nelson                      $ 1,340                 $ 124,000
John J. Neuhauser(2)                   $ 1,337                 $ 124,668
Patrick J. Simpson(3)                  $ 1,408                 $  97,144
Thomas E. Stitzel(2)                   $ 1,499                 $ 129,500
Thomas C. Theobald(2)(4)               $ 1,569                 $ 155,500
Anne -Lee Verville(2)(5)               $ 1,586                 $ 147,500
Richard L. Woolworth                   $ 1,544                 $ 104,644

INTERESTED TRUSTEES

                          AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
       TRUSTEE                   FROM FUND                 FUND COMPLEX
---------------------     -----------------------     ------------------------
William E. Mayer(2)               $1,398                    $127,500

(1) As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the board of Trustees of the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, the Trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/Trustees of the Columbia Funds. A single combined board of Trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.

(2) Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Trustee of the Trust on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during 2003 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.

(3) During the fiscal year ended July 31, 2004, Mr. Simpson deferred $1,408 of his compensation from the Fund, and $97,144 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.

(4) During the fiscal year ended July 31, 2004, Mr. Theobald deferred $561 of his compensation from the Fund, and $80,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.

(5) During the fiscal year ended July 31, 2004, Ms. Verville deferred $343 of her compensation from the Fund, and $56,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan.

Share Ownership

      At October 31, 2004, officers and Trustees of the Fund, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Fund.

      At October 31, 2004, to the knowledge of the Trust, the following persons owned of record more than 5% of the outstanding shares of the Fund:

                                                            Percentage of
                                                     Shares Beneficially Owned at
Name and Address                                           October 31, 2004
----------------                                     ----------------------------
STATE STREET BANK                                              20.14%
FBO CHILDRENS MEDICAL CTR DALLAS
7TH FLOOR
200 NEWPORT AVE
NORTH QUINCY MA 02171-2145

WELLS FARGO BANK                                               14.16%
MASTERCARD INTERNATIONAL PENS PL
801 NICOLLET MALL STE 700
MINNEAPOLIS MN 55479-0001

MAC & CO                                                       13.58%
ANCHORAGE POLICE & FIRE
PO BOX 3198
PITTSBURGH PA 15230-3198

                                                                6.22%
PECHAINEY PLASTIC PACK & CONTAIN
50 S LASALLE ST
CHICAGO, IL 60675-0001

UNION BANK TR NOMINEE                                           5.30%
LOCALS 302/612 OPERATING ENGINRS
EMPLOYERS RETIREMENT FD-EQUITY
PO BOX 85484
SAN DIEGO CA 92186-5484

Proxy Voting Policies and Procedures

      The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

      The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

      The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

      The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

      The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

      The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

      The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation

(other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

      In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

      The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

      The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee's functions include annual review of the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

      The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

      The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC's website at http://www.sec.gov. The Advisor's proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix I.

             INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

      The investment advisor to the Fund is Columbia Management Advisors, Inc. (the "Advisor"). The Advisor has entered into an investment contract with the Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

      The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to Trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested Trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

      For its services provided to the Fund, the Advisor charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.75 of 1% of its daily net assets. Advisory fees paid by the Fund to the Advisor were $2,528,059 for the fiscal year ended July 31, 2004, $1,402,493 for the fiscal period ended July 31, 2003, and $2,238,619 and $1,804,550 for fiscal years ended October 31, 2002, and 2001, respectively.

Transfer Agent Agreement

      Columbia Funds Services, Inc. ("CFS") acts as transfer agent and dividend crediting agent for the Fund. Its address is P.O. Box 1722, Boston, Massachusetts 02105-1722. CFS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Fund. The transfer agent fee is an annual charge of $28.00 per open account. The Fund will also pay for certain reimbursable out-of-pocket expenses as set forth in the agreement. There is no minimum aggregate fee payable by the Fund to CFS for transfer agent services. The transfer agent fees paid to CFS for the fiscal year ended July 31, 2004 under the transfer agent agreement was $4,752.

Pricing and Bookkeeping Agreement

      The Advisor performs certain administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds;
(c) provides fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and (d) provides disaster planning. The Fund is not charged a fee for these services.

Principal Underwriter

      Columbia Financial Center Incorporated ("Columbia Financial"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Fund, and is authorized under a distribution agreement with the Trust to sell shares of the Fund. Columbia Financial does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of shares of the Fund.

      Each of the Advisor, CFS and Columbia Financial are indirect wholly owned subsidiaries of Bank of America Corporation ("Bank America"). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

                             PORTFOLIO TRANSACTIONS

      The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

      The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer that acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

      The Advisor may use the Fund's commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Chief Investment Officer for West Coast Operations who is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.

      The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund were $2,535,548 for fiscal year ended July 31, 2004, $1,237,992 for the fiscal period from November 1, 2002 to July 31, 2003, and $1,169,507 and $587,203 for fiscal years ended October 31, 2002, and 2001, respectively. Of the commissions paid in fiscal year 2004, the Fund paid $155,508 for third party research and products provided by brokerage firms.

      The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At July 31, 2004, the Fund held securities of its regular brokers or dealers as set forth below.

BROKER/DEALER                  VALUE (IN THOUSANDS)
-------------------------      --------------------
Affiliated Managers Group             $3,642

      The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

      Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

      Certain employees of the Advisor are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Advisor's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

      The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor's clients.

      The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

      The Advisor's investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

      The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor's clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor's clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

      The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor's clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

      Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

      Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor's clients or result in clients of the Advisor obtaining less favorable prices on securities.

      Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

      The Fund, the Advisor, and Columbia Financial have adopted Codes of Ethics (the "Codes") pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfor@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                       CAPITAL STOCK AND OTHER SECURITIES

      The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG International Stock Fund, CMG Strategic Equity Fund, CMG Small/Mid Cap Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

      Investments in the Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor in its role as discretionary investment advisor over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Advisor invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

      If the Advisor is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor under standards set forth by the U. S. Department of Labor in the Exemption.

      The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

      The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled-usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

      Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

      The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

      The net asset value ("NAV") per share of the Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      For purposes of calculating the NAV of the Fund's shares, the following procedures are utilized whenever applicable. The Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Fund's Board of Trustees.

      Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund's Valuation Committee using procedures approved by the Board of Trustees.

                                   CUSTODIAN

      The Fund's Custodian, for both domestic and foreign securities, is State Street Corporation (the "Custodian"), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

      The Advisor determines whether it is in the best interest of the Fund and its shareholders to maintain the Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to the Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust's independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

                                     TAXES

Federal Income Taxes

      The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. The Fund believes it satisfies the tests to qualify as a regulated investment company.

      To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

      (a) derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the "90% Test"); and

      (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

      Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt interest dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

      The Trust currently has 20 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

      A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

      If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

      If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

      Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

      Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by the Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

      Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions that the Fund has designated to be treated as long-term capital gain.

      A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

      The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

      If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

      SPECIAL ASPECTS OF 90% TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

      Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

      INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

      A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.

State Income Taxes

      The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

      The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investorse and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

      Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                              FINANCIAL STATEMENTS

      The Fund's most recent Annual Report to shareholders is a separate document. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                   APPENDIX I

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
               ADOPTED JULY 1, 2003 AND REVISED FEBRUARY 11, 2004

POLICY:

ALL PROXIES FOR CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA") HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(1) AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO CMA OR ITS AFFILIATES. CMA SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. IN ADDITION, CMA SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS.

CMA ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF CMA'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO CMA, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I.    ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

----------
(1) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the Trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

II.   PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee's functions shall include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

      (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

      (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

      (d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDLINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A.    THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
      PROXIES:

1.    Matters Relating to the Board of Directors/Corporate Governance

      CMA generally will vote FOR:

         - Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

            However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

            On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

         - Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

         -  Proposals to declassify boards.

         - Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

         - Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

         - Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

         - Proposals that restore shareholder ability to remove directors with or without cause.

         -  Proposals that encourage directors to own a minimum amount of stock.

         - Proposals to permit shareholders to elect directors to fill board vacancies.

         -  Proposals for the company to adopt confidential voting.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

      CMA generally will vote AGAINST:

         -  Proposals to classify boards.

         - Proposals that give management the ability to alter the size of the board without shareholder approval.

         - Proposals that provide directors may be removed only by supermajority vote.

         - Proposals which allow more than one vote per share in the election of directors.

         - Proposals that provide only continuing directors may elect replacements to fill board vacancies.

         - Shareholder proposals that mandate a minimum amount of stock that directors must own.

         -  Shareholder proposals to limit the tenure of outside directors.

2.    Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

      CMA generally will vote FOR:

         - Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

         -  Shareholder proposals asking a company to expense stock options.

         - Shareholder proposals to put option repricings to a shareholder vote.

         - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

      CMA generally will vote AGAINST:

         - Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

3.    Capitalization

      CMA generally will vote FOR:

         - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

         - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

         - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

         -  Proposals to reduce or change the par value of common stock.

         - Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

      CMA generally will vote AGAINST:

         - Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.    Mergers, Restructurings and Other Transactions

CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.    Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

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      Poison Pills

         - CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

         - CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

      Greenmail

         - CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

      Supermajority vote

         - CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

         - CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.    Other Business Matters

      CMA generally will vote FOR

         - Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

         - Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

         -  Proposals to approve a change in the company's name.

         - Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

         - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

         - Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

      CMA generally will vote AGAINST:

         - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

         - Authorization to transact other unidentified, substantive business at a meeting.

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         -  Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

         - Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

         -  Proposals to vote unmarked proxies in favor of management.

B.    ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.    PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

            1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

            2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

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            3. Accounts Adhering to Socially Responsible Principles. All
               proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

            4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

            5. Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

            6. Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

            7. Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

            8. Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

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IV.   VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

      - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

      - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

      - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

      - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

      - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

      - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible" clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible" clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

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